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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  DECEMBER 29, 1997
                                                   -----------------

                             COMPUTER PRODUCTS, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Florida             0-4466                  59-1205269

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(STATE OR OTHER JURISD-        (COMMISSION            (IRS EMPLOYER
ICTION OF INCORPORATION)        FILE NUMBER)          IDENTIFICATION NO.)

7900 Glades Road, Suite 500, Boca Raton, Florida               33434-4105
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

Registrant's telephone number, including area code (561) 451-1000
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                                       N/A

        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

     On December 29, 1997, Computer Products, Inc. (the "Company") completed its merger transaction (the "Merger") with Zytec Corporation ("Zytec"). To effect the Merger, a wholly-owned subsidiary of the Company was merged with and into Zytec, with Zytec remaining as the surviving corporation. Upon consummation of the Merger, Zytec became a wholly-owned subsidiary of the Company. The Merger will be recorded as a pooling-of-interests for accounting purposes.

     In the Merger, each outstanding share of common stock of Zytec ("Zytec Common Stock") was converted into the right to receive 1.33 shares of the common stock of the Company ("Company Common Stock"). Outstanding options to acquire Zytec Common Stock were assumed by the Company and are exercisable for shares of Company Common Stock at the same 1.33 conversion ratio. The Company will be required to issue a total of 17,963,848 shares of Company Common Stock in exchange for all outstanding shares of Zytec Common Stock and all outstanding options to acquire Zytec Common Stock (assuming full exercise thereof). Such shares have an aggregate market value of approximately $360 million based on the closing price of Company Common Stock on December 29, 1997 as reported on the Nasdaq National Stock Market.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

          (a) Financial statements of business acquired.

The following financial statements of Zytec are incorporated herein by reference to Zytec's annual Report on Form 10-K for the fiscal year ended December 31, 1996 (Commission File no. 0-22428):

      Report of Coopers & Lybrand L.L.P., Independent Auditors

      Consolidated Statements of Financial Condition of Zytec and
      Subsidiaries as of December 31, 1996 and 1995

      Consolidated Statements of Income of Zytec and Subsidiaries for the years ended December 31, 1996, 1995 and 1994

      Consolidated Statements of Shareholders' Equity of Zytec and Subsidiaries for the years ended December 31, 1996, 1995 and 1994

      Consolidated Statements of Cash Flows of Zytec and Subsidiaries for the years ended December 31, 1996, 1995 and 1994

      Notes to consolidated Financial Statements of Zytec and subsidiaries

The following unaudited financial statements of Zytec are incorporated herein by reference to Zytec's Quarterly Report on Form 10-Q for the quarterly period ended September 28, 1997 (Commission file No. 0-22428):

      Condensed consolidated Statements of Financial Condition of Zytec and Subsidiaries as of September 28, 1997 and December 31, 1996

      Condensed Consolidated Statements of Income of Zytec and Subsidiaries for the three months ended September 28, 1997 and September 29, 1996

      Consolidated Statements of cash Flows of Zytec and subsidiaries for the three months ended September 28, 1997 and September 29, 1996

      Notes to Condensed Consolidated Financial Statements of Zytec and Subsidiaries

          (b) Pro forma financial information.

All pro forma financial information required by this item has been previously reported by the Company and is included in the Company's Registration Statement on Form S-4 (File No. 333-36375), as amended, initially filed with the Securities and Exchange Commission on September 25, 1997 and is incorporated by reference herein.

          (c) Exhibits.

Exhibit No.         Description
-----------         -----------

2.1*        Agreement and Plan of Merger by and between Zytec
            Corporation, Computer Products Inc. and CPI Acquisition Corp. dated as of September 2, 1997.

23.1        Consent of Coopers & Lybrand L.L.P.

99 Press release issued on December 30, 1997 announcing completion of the Merger.

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*    Filed as an exhibit to the Company's Registration Statement on Form S-4
     (File No. 333-36375), as amended, initially filed with the Securities and Exchange Commission on September 25, 1997 and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUTER PRODUCTS, INC.
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                                             (Registrant)

Dated: January 12, 1998

                                          By: /s/ Richard J. Thompson
                                          ---------------------------
                                                Richard J.Thompson,
                                                Vice President-Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
  No.       Description
  ---       -----------

2.1* Agreement and Plan of Merger by and between Zytec Corporation, Computer Products Inc. and CPI Acquisition Corp. dated as of September 2, 1997.

23.1  Consent of Coopers & Lybrand L.L.P.

99 Press release issued on December 30, 1997 announcing completion of the Merger.

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*  Filed as an exhibit to the Company's Registration Statement on Form S-4 (File
   No. 333-36375), as amended, initially filed with the Securities and Exchange Commission on September 25, 1997 and incorporated by reference herein.